Exhibit 99.2

Supplemental Financial & Operating Statistics  December 31, 2007

Table of Contents SectionPage Company Overview 1  Consolidated Statements of Income 2 Income Statement Detail 3 Earnings Per Common Share 4 Consolidated Balance Sheets 5 Balance Sheet Detail 6 Calculation of Funds from Operations and Funds Available for Distribution 7 Selected Financial and Operating Ratios 8 Quarterly & Year to Date Operating Information  Same Properties Analysis 9 Leasing Activity Analysis 10 Current Development Projects 11 Current Redevelopment Projects 12 Market Capitalization Information  Summary of Outstanding Debt 13 Loan Maturity Summary 14 Market Capitalization Information 15 Common Stock Performance 15 Portfolio Information  Property Summary 16-18 Geographic Diversification 19 Anchor, Non-Anchor Tenant Mix 19 National, Regional, Local Tenant Mix 19 Major Tenants 20 Summary of Expiring GLA 21 Joint Venture Information  Joint Ventures Contribution to Funds from Operations 22 Joint Ventures Combining Balance Sheets 23 Summary of Joint Venture Debt 24 Investor Information 25 Quarterly & Year to Date Financial Results

COMPANY OVERVIEW Ramco-Gershenson Properties Trust (NYSE:RPT) is a self-administered and self-managed real estate investment trust primarily engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Mid-Atlantic and Southeastern United States.  At December 31, 2007, the Company owned interests in 89 shopping centers with approximately 20.0 million square feet of gross leasable area located in Michigan, Florida, Georgia, Ohio, Wisconsin, Indiana, New Jersey, Maryland, North Carolina, South Carolina, Virginia, Tennessee and Illinois.  The Company’s properties consist of 88 community centers and one regional mall.    As part of the Company’s current business strategy, Ramco-Gershenson is focused on generating internal growth through the redevelopment of core assets.  In an effort to maximize the potential of each asset, the Company constantly reevaluates each shopping center’s position within the market.  This effort is part of an overall approach that allows management to anticipate changes in retailing trends and tenant needs and proactively implement solutions to boost the performance and value of the center namely through enhancement in the tenant mix, improvement of existing rental rates and occupancy growth.  Ramco-Gershenson seeks to further generate growth through the construction of new shopping centers. Throughout the Company’s history, management’s experience and long-standing relationships with tenants has allowed us to capitalize on development opportunities. Ramco-Gershenson’s current goal is to develop at least one strategically located shopping center a year with a minimum return of 10%.  The Company also remains committed to the acquisition of well-located shopping centers that may lend themselves to further improvements, either through strategic joint ventures or on-balance sheet transactions.  The main objective of the Company is to attract investors based on the quality of its assets and the experience of its management team while continuing to build shareholder value through the proactive management of its assets as well as the selective development and acquisition of shopping centers. The Company is listed on the New York Stock Exchange under the symbol RPT and is headquartered in Farmington Hills, Michigan. Supplemental Financial and Operating Statistics Q4 2007 Ramco-Gershenson Properties Trust (RPT) Page 1

Consolidated Statements of Income
(in thousands)

	Three Months Ended December 31, 2007	2006	Increase (Decrease)	Percent Change	Twelve Months Ended December 31, 2007	2006	Increase (Decrease)	Percent Change
Revenues:								
Minimum rents	$ 24,325	$ 25,381	$ (1,056)	-4.2%	$ 97,195	$ 100,494	$ (3,299)	-3.3%
Percentage rents	151	312	(161)	-51.6	676	922	(246)	-26.7
Recoveries from tenants	11,100	11,245	(145)	-1.3	44,021	42,165	1,856	4.4
Fees and management income (see page 3 for detail)	1,669	1,603	66	4.1	6,831	5,676	1,155	20.3
Other income (see page 3 for detail)	907	900	7	0.8	4,532	3,992	540	13.5
Total revenues	38,152	39,441	(1,289)	-3.3	153,255	153,249	6	0.0
Expenses:								
Real estate taxes	4,765	6,110	(1,345)	-22.0	20,069	20,903	(834)	-4.0
Recoverable operating expenses	6,453	6,141	312	5.1	24,678	23,377	1,301	5.6
Depreciation and amortization	12,376	8,617	3,759	43.6	36,976	32,675	4,301	13.2
Other operating	1,742	835	907	108.6	3,786	3,717	69	1.9
General and administrative	3,341	2,276	1,065	46.8	14,291	13,000	1,291	9.9
Interest expense	10,960	12,083	(1,123)	-9.3	42,609	45,409	(2,800)	-6.2
Total expenses	39,637	36,062	3,575	9.9	142,409	139,081	3,328	2.4
Income (loss) from continuing operations before gain on sale of real estate assets, minority interest and earnings from unconsolidated entities	(1,485)	3,379	(4,864)	-143.9	10,846	14,168	(3,322)	-23.4
Gain on sale of real estate assets (see page 3 for detail)	1,374	20,451	(19,077)	-93.3	32,643	23,388	9,255	39.6
Minority interest	(98)	(3,692)	3,594	-97.3	(7,310)	(6,241)	(1,069)	17.1
Earnings from unconsolidated entities (see page 22 for detail)	690	646	44	6.8	2,496	3,002	(506)	-16.9
Income from continuing operations	481	20,784	(20,303)	-97.7	38,675	34,317	4,358	12.7
Discontinued operations, net of minority interest:								
Gain (loss) on sale of real estate assets	-	(12)	12	100.0	-	914	(914)	-100.0
Income (loss) from operations	-	(9)	9	-100.0	-	393	(393)	-100.0
Income (loss) from discontinued operations	-	(21)	21	-100.0	-	1,307	(1,307)	-100.0
Net income	481	20,763	(20,282)	-97.7	38,675	35,624	3,051	8.6
Preferred stock dividends	(283)	(1,664)	1,381	83.0	(3,146)	(6,655)	3,509	-52.7
Loss on redemption of preferred shares	(1,234)	-	(1,234)	-	(1,269)	-	(1,269)	-100.0
Net income (loss) available to common shareholders	$ (1,036)	$ 19,099	$ (20,135)	(105.4)	$ 34,260	$ 28,969	$ 5,291	18.3
Property Operating Expense Recovery Ratio	98.9%	91.8%		7.2%	98.4%	95.2%		3.2%

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 2

Income Statement Detail
(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2007	2006	Increase (Decrease)	Percent Change	2007	2006	Increase (Decrease)	Percent Change
Fees and management income:								
Management fees	$ 546	$ 290	$ 256	88.3%	$ 2,009	$ 1,142	$ 867	75.9%
Acquisition related fees	870	456	414	90.7	2,634	745	1,889	253.6
Development related fees	153	830	(677)	-81.6	1,907	3,687	(1,780)	-48.3
Other	100	27	73	270.4	281	102	179	175.5
Fee and management income	$ 1,669	$ 1,603	$ 66	4.1	$ 6,831	$ 5,676	$ 1,155	20.3
Other income:								
Lease termination income	$ 213	$ 263	$ (50)	-19.0%	$ 1,900	$ 2,454	$ (554)	-22.6%
Temporary income	239	165	74	44.8	814	675	139	20.6
Interest income	287	298	(11)	-3.7	1,020	459	561	122.2
Previous write-off of receivable	89	124	(35)	-28.2	422	198	224	113.1
Other	79	50	29	58.0	376	206	170	82.5
Other income	$ 907	$ 900	$ 7	0.8	$ 4,532	$ 3,992	$ 540	13.5
Gain on sale of real estate assets:								
FFO gain on sales	$ 1,302	$ 1,367	$ (65)	-4.8%	$ 2,774	$ 4,279	$ (1,505)	-35.2%
Non-FFO gain on sales	72	19,084	(19,012)	-99.6	29,869	19,109	10,760	56.3
	$ 1,374	$ 20,451	$ (19,077)	-93.3	$ 32,643	$ 23,388	$ 9,255	39.6

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 3

Earnings Per Common Share  (in thousands, except per share data)  Three Months Ended  Twelve Months Ended   December 31,  December 31,   2007  2006  2007  2006   Numerator:   Income from continuing operations   before minority interest  $  579 24,476$  $  45,985 40,558$   Minority interest  (98)  (3,692)  (7,310)  (6,241)   Preferred stock dividends  (283)  (1,664)  (3,146)  (6,655)   Loss on redemption of preferred shares  (1,234)  - (1,269)  -  Income (loss) from continuing operations   available to common shareholders  (1,036)  19,120  34,260  27,662   Discontinued operations, net of minority interest:   Gain (loss) on sale of real estate assets  - (12)  - 914   Income (loss) from operations  - (9)  - 393   Net income (loss) available to common shareholders  (1,036)  19,099  34,260  28,969   Add income impact of assumed conversion   of preferred shares  - 1,070  1,081  -  Adjusted numerator for diluted EPS  $  (1,036) 20,169$  $  35,341 28,969$   Denominator:   Weighted-average common shares for basic EPS  18,470  16,575  17,851  16,667   Effect of dilutive securities:   Preferred shares  - 1,889  624  -  Options outstanding  - 78  54  51   Weighted-average common shares for diluted EPS  18,470  18,542  18,529  16,718   Basic EPS:   Income (loss) from continuing operations  $  (0.06) 1.15$  $  1.92 1.66$   Income from discontinued operations  - - - 0.08   Net income (loss)  $  (0.06) 1.15$  $  1.92 1.74$   Diluted EPS:   Income (loss) from continuing operations  $  (0.06) 1.09$  $  1.91 1.65$   Income from discontinued operations  - - - 0.08   Net income (loss)  $  (0.06) 1.09$  $  1.91 1.73$ Supplemental Financial and Operating Statistics Q4 2007 Ramco-Gershenson Properties Trust (RPT) Page 4

Consolidated Balance Sheets  (in thousands) December 31,  September 30,  June 30,  March 31,   2007  2007  2007  2007   ASSETS   Investment in real estate, net (see page 6 for detail)  876,410$  916,901$  $  913,536  886,537$   Cash and cash equivalents  14,977  7,662  8,603  9,483   Restricted cash  5,777  9,664  9,780  8,407   Accounts receivable, net (see page 6 for detail)  35,787  34,736  35,828  35,104   Equity investments in and advances to unconsolidated entities (see page 23 for detail)  117,987  79,020  73,469  71,403   Other assets, net (see page 6 for detail)  37,561  39,073  39,332  36,652   Total Assets  1,088,499$  1,087,056$  $  1,080,548  1,047,586$   LIABILITIES AND SHAREHOLDERS' EQUITY   Mortgages and notes payable (see page 13 for detail)  690,801$  676,383$  $  663,551  640,763$   Accounts payable and accrued expenses  57,614  36,036  35,565  26,989   Distributions payable  9,884  10,478  10,478  10,684   Capital lease obligation  7,443  7,504  7,564  7,623   Total Liabilities  765,742  730,401  717,158  686,059   Minority Interest  41,353  42,653  42,837  42,699   SHAREHOLDERS' EQUITY   Series B Cumulative Redeemable Preferred Shares  - 23,804  23,804  23,804   Series C Cumulative Convertible Preferred Shares  - - - 51,714   Common Shares of Beneficial Interest  185  185  185  166   Additional paid-in capital  388,164  386,824  386,804  335,674   Accumulated other comprehensive income (loss)  (845)  (283)  444  24   Cumulative distributions in excess of net income  (106,100)  (96,528)  (90,684)  (92,554)   Total Shareholders' Equity  281,404  314,002  320,553  318,828   Total Liabilities and Shareholders' Equity  1,088,499$  1,087,056$  $  1,080,548  1,047,586$ Supplemental Financial and Operating Statistics Q4 2007 Ramco-Gershenson Properties Trust (RPT) Page 5

Balance Sheet Detail  (in thousands)  December 31, September 30, June 30, March 31, 2007 2007 2007 2007  Investments in Real Estate: Land $ 136,566 $ 137,729 $ 136,244 $ 141,962 Buildings and improvements 877,333 925,633 920,590 886,484 Construction in progress 25,739 15,739 12,609 10,770 1,039,638 1,079,101 1,069,443 1,039,216 Less: accumulated depreciation (163,228) (162,200) (155,907) (152,679) Investments in real estate, net $ 876,410 $ 916,901 $ 913,536 $ 886,537  Accounts Receivable: Accounts receivable tenants, net $ Straight-line rent receivable Accounts receivable, net $  19,177 $ 18,133 $ 19,609 $ 20,108 16,610 16,603 16,219 14,99635,787 $ 34,736 $ 35,828 $ 35,104  Other Assets: Leasing costs $ 35,646 $ Intangible assets 6,673 Deferred financing costs 5,818 Other 5,400 53,537 Less: accumulated amortization (29,956) 23,581 Prepaid expenses and other 12,079 Proposed development and acquisition costs 1,901 Other assets, net $ 37,561 $  34,851 $ 34,364 $ 30,973 8,849 8,895 9,5186,124 6,342 6,6635,312 5,257 5,139 55,136 54,858 52,293(30,651) (29,358) (28,350) 24,485 25,500 23,94312,697 12,746 11,9411,891 1,086 76839,073 $ 39,332 $ 36,652 Supplemental Financial and Operating Statistics Q4 2007 Ramco-Gershenson Properties Trust (RPT) Page 6

Calculation of Funds from Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Calculation of Funds from Operations:				
Net income	$ 481	$ 20,763	$ 38,675	35,624
Add:				
Depreciation and amortization expense	13,479	9,230	40,924	35,068
Minority interest in partnership:				
Continuing operations	98	3,692	7,310	6,241
Discontinued operations	-	-	-	69
Less:				
Gain on sale of depreciable property [1]	(72)	(19,084)	(29,869)	(19,109)
Discontinued operations, loss (gain) on sale of property, net of minority interest	-	12	-	(914)
Funds from operations	13,986	14,613	57,040	56,979
Less:				
Series B Preferred stock dividends	(283)	(594)	(2,065)	(2,375)
Series C Preferred stock dividends	-	-	-	-
Funds from operations available to common shareholders	$ 13,703	$ 14,019	$ 54,975	$ 54,604
Weighted average equivalent shares outstanding, diluted	21,408	21,469	21,449	21,536
Funds from operations available to common shareholders, diluted share	$ 0.64	$ 0.65	$ 2.56	$ 2.54
Calculation of Funds Available for Distribution:				
Funds from operations available to common shareholders	$ 13,703	$ 14,019	$ 54,975	$ 54,604
Less:				
Straight-line rent	(375)	(390)	(1,338)	(2,139)
Above/below market rents - acquisitions	(20)	(36)	(77)	(123)
FMV interest adjustment - acquired properties	12	(64)	46	(267)
Recurring capital expenditures (non-recoverable)	(408)	(608)	(1,962)	(2,726)
Funds Available for Distribution	$ 12,912	$ 12,921	$ 51,644	$ 49,349
FAD per share available to common shareholders	$ 0.60	$ 0.60	$ 2.41	$ 2.29
Dividend per Common Share	$ 0.4625	$ 0.4475	$ 1.8500	$ 1.7900
Payout Ratio - FFO	72.3% [2]	68.5%	72.2% [2]	70.6%
Payout Ratio - FAD	76.7% [3]	74.4%	76.8% [3]	78.1%

[1] Excludes gain on sale of undepreciated land of $2,774 in 2007 and $4,279 in 2006.

[2] Excluding the one-time charge relating to the arbitration award, the FFO Payout would have been 66.3% and 70.6% for the three months and twelve months ended 12/31/07, respectively.

[3] Excluding the one-time charge relating to the arbitration award, the FAD Payout would have been 70.0% and 75.0% for the three months and twelve months ended 12/31/07, respectively.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 7

Selected Financial and Operating Ratios

	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
EBITDA Calculation:				
Operating Income Plus Earnings From Unconsolidated Entities	$ (795) [1]	$ 4,025 [2]	$ 13,342 [3]	$ 17,170 [4]
Add Back:				
Income From Discontinued Operations	-	(9)	-	462 [5]
Interest Expense	10,960	12,083	42,609	45,409
Depreciation and Amortization	12,376	8,617	36,976	32,682
EBITDA	22,541	24,716	92,927	95,723
Scheduled Principal Payments	1,277	1,495	5,267	6,513
Preferred Dividends	283	1,664	3,146	6,655
Coverage Ratios:				
Interest Coverage Ratio (EBITDA / Interest Expense)	2.06	2.05	2.18	2.11
Debt Service Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts.)	1.84	1.82	1.94	1.84
Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. + Pref. Div.)	1.80	1.62	1.82	1.63
Operating Ratios:				
NOI	22,616	23,852	93,359	95,584
Operating Margin (NOI / Total Rental Revenue)	63.6%	64.6%	65.8%	66.6%
General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [6]:				
Revenue From REIT Owned Properties	$ 36,483	$ 37,838	$ 146,424	$ 147,573
Revenue From Joint Venture Properties	19,851	15,559	70,445	51,379
Revenue From Non-REIT Properties Under Management Contract	968	994	3,716	3,398
Total Rental Revenues Under Management	$ 57,301	$ 54,391	$ 220,585	$ 202,350
General and Administrative Expense	$ 3,341	$ 2,276	$ 14,291	$ 13,000
General and Administrative Expense / Total Rental Revenues Under Management	5.83%	4.18%	6.48%	6.42%

[1] Q4 2007 excludes $1,374 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by .12 for the three months ended 12/31/07.

[2] Q4 2006 excludes $20,451 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 1.69 for the three months ended 12/31/06.

[3] YTD 2007 excludes $32,643 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by .77 for the twelve months ended 12/31/07.

[4] YTD 2006 excludes $23,388 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by .51 for the twelve months ended 12/31/06.

[5] YTD 2006 excludes $914 related to gain on sale of real estate from discontinued operations. Including the gain would positively impact the interest coverage ratio by .02 for the twelve months ended 12/31/06.

[6] General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 8

Same Properties Analysis  (in thousands)  Three Months Ended December 31, Twelve Months Ended December 31,  2007  2006  % Change  2007  2006  % Change   Number of Properties [1]  49  49  0%  49  49  0%   Occupancy  94.6%  95.9%  -1.2%  94.6%  95.9%  -1.2%   REVENUE:   Minimum Rents  $18,497  $18,349  0.8%  $73,900  $72,095  2.5%   Percentage Rent  126  275  -54.4%  500  686  -27.2%   Recoveries from Tenants  8,933  8,285  7.8%  34,891  32,079  8.8%   Other Income  421  175  140.7%  1,531  1,084  41.2%   $27,977  $27,085  3.3%  $110,822  $105,944  4.6%   EXPENSES:   Real Estate Taxes  $3,641  $4,408  -17.4%  $15,111  $14,982  0.9%   Property Operating and Maintenance  5,061  4,736  6.9%  18,967  18,018  5.3%   Other Operating  313  647  -51.6%  1,289  1,543  -16.5%   $9,015  $9,791  -7.9%  $35,367  $34,543  2.4%   OPERATING INCOME  $18,961  $17,294  9.6%  $75,455  $71,401  5.7%   Operating Expense Recovery Ratio  102.7%  90.6%  12.0%  102.4%  97.2%  5.2%   [1] Excludes joint venture properties.   Note: Excludes centers under redevelopment and reflects recovery adjustments to the proper period. Supplemental Financial and Operating Statistics Q4 2007 Ramco-Gershenson Properties Trust (RPT) Page 9

Leasing Activity Analysis

	Three Months Ended December 31, 2007			Twelve Months Ended December 31, 2007		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Summary of Expiring Leases:						
Total Number of Scheduled Lease Expirations	56	1	57	211	8	219
Gross Leasable Area (sq.ft.)	159,005	21,786	180,791	662,033	343,871	1,005,904
Average Base Rent / Sq.Ft ($/sq.ft.)	$14.75	$11.00	$14.30	$14.09	$5.37	$11.11
Leases Renewed at Expiration:						
Number of Leases	36	1	37	129	5	134
Gross Leasable Area (sq.ft.)	100,752	21,786	122,538	403,022	256,348	659,370
Renewal Base Rent / Sq.Ft. ($/sq.ft.)	$17.54	$11.00	$16.38	$15.33	$4.44	$11.10
Previous Base Rent / Sq.Ft. ($/sq.ft.)	$15.84	$11.00	$14.98	$13.83	$4.31	$10.13
PSF Increase / (Decrease)	$1.70	$0.00	$1.40	$1.50	$0.13	$0.97
% Increase / (Decrease)	10.7%	0.0%	9.3%	10.8%	3.0%	9.5%
Leases Currently Month-to-Month or Under Negotiation for Renewal:						
Number of Leases	-	-	-	17	1	18
Gross Leasable Area (sq.ft.)	-	-	-	26,548	23,628	50,176
Current Base Rent / Sq.Ft. ($/sq.ft.)	$0.00	$0.00	$0.00	$18.87	$9.00	$14.22
Leases Ended at Expiration:						
Number of Leases	20	0	20	65	2	67
Gross Leasable Area (sq.ft.)	58,253	0	58,253	232,463	63,895	296,358
Base Rent / Sq.Ft. ($/sq.ft.)	$12.86	$0.00	$12.86	$13.99	$8.24	$12.75
Lease-Up of Vacant Space: [1]						
Number of Leases	22	4	26	91	7	98
Gross Leasable Area (sq.ft.)	74,968	101,633	176,601	283,589	224,720	508,309
Base Rent / Sq.Ft. ($/sq.ft.)	$17.55	$14.61	$15.86	$19.22	$12.42	$16.22
% Increase / (Decrease) from Portfolio Average	9.3%	84.9%	49.5%	19.8%	57.2%	52.8%

[1] Rent starts during current period

Current Portfolio Average:

	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Portfolio Average Base Rent / Sq.Ft. (as of 12/31/07)	*$16.05*	*$7.90*	*$10.61*	*$16.05*	*$7.90*	*$10.61*

Historical Portfolio Averages:

	Non-Anchors	Anchors	Total
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	*$15.14*	*$7.63*	*$10.09*
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	*$14.57*	*$7.21*	*$9.55*
Year Ended 12/31/04 Portfolio Average Base Rent / Sq.Ft.	*$13.70*	*$6.61*	*$8.83*
Year Ended 12/31/03 Portfolio Average Base Rent / Sq.Ft.	*$12.60*	*$6.29*	*$8.17*
Year Ended 12/31/02 Portfolio Average Base Rent / Sq.Ft	*$12.10*	*$6.03*	*$7.83*

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 10

Development Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI	Projected Cost	Cost to Date	Estimated Additional Costs 2008	2009	2010	2011
Current Development Projects											
On-Balance Sheet Assets											
Northpointe Town Center - Jackson, MI	550,000 SF town center project	100%	Q4 2010	8.8%	$6.6	$74.2	$1.0	$1.0	$28.8	$43.3	$0.0
Rossford Pointe - Rossford, OH	<100,000 SF mid-box project	100%	Q3 2009	9.9%	$0.8	$8.3	$5.5	$0.7	$2.1	$0.0	$0.0
Total On-Balance Sheet Assets				**9.0%**	**$7.4 [1]**	**$82.5**	**$6.6**	**$1.7**	**$30.9**	**$43.3**	**$0.0**
Off-Balance Sheet Assets											
Hartland Towne Square - Hartland Twp., MI	500,000 SF power center project	20%	Q1 2011	7.7%	$3.9	$50.6	$8.0	$17.3	$14.3	$8.8	$2.2
Total Off-Balance Sheet Assets				**7.7%**	**$3.9 [1]**	**$50.6**	**$8.0**	**$17.3**	**$14.3**	**$8.8**	**$2.2**
RPT Share of Total Off-Balance Sheet Assets				**7.7%**	**$0.8 [1]**	**$10.1**	**$1.6**	**$3.5**	**$2.9**	**$1.8**	**$0.4**
Proposed Off-Balance Sheet Assets											
The Town Center at Aquia - Stafford, VA	725,000 SF mixed-use project	20%	Q1 2011	8.9%	$16.9	$189.0	$42.2 [2]	$38.8	$99.8	$7.4	$0.8
Shoppes of Lakeland II - Lakeland, FL	300,000 SF power center project	20%	Q3 2011	9.0%	$4.9	$54.0	$8.3	$9.1	$22.9	$9.1	$4.6
Total Proposed Off-Balance Sheet Assets				**8.9%**	**$21.7 [1]**	**$243.0**	**$50.5**	**$47.9**	**$122.7**	**$16.5**	**$5.4**
RPT Share of Total Proposed Off-Balance Sheet Assets				**8.9%**	**$4.3 [1]**	**$48.6**	**$10.1**	**$9.6**	**$24.5**	**$3.3**	**$1.1**
RPT Share of Current Developments				**8.9%**	**$12.5 [1]**	**$141.2**	**$18.3**	**$14.7**	**$58.3**	**$48.3**	**$1.5**

Estimated Fees on Off-Balance Sheet Developments (in millions):

Subject to Negotiation:	Fees:
Hartland Towne Square	$3.9
The Town Center at Aquia	$10.1
Shoppes of Lakeland II	$4.3
	$18.3

[1] Does not include gains on sales held in TRS or fee revenue.
[2] Includes net book value of existing center.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2007
Page 11

Redevelopment Projects

(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI [1]	Projected Cost	Cost to Date	Estimated Additional Costs 2008	2009	2010
Current Redevelopment Projects										
On-Balance Sheet Assets										
Oakbrook Square - Flint, MI	Adding a 55,000 SF Hobby Lobby, replacing vacancy and build-out of additonal space.	100%	Q4 2008	11.9%	$0.4	$3.0	$0.1	$2.9	$0.0	$0.0
West Allis - West Allis, WI	Relocating existing tenants, adding national soft good retailer, adding retail, adding 2 outlots and upgrading façade.	100%	Q1 2010	10.0%	$1.3	$12.8	$0.6	$6.0	$5.5	$0.6
Sunshine Plaza - Tamarac, FL	Taking back 20,000 SF of anchor space to create new mid-box opportunity.	100%	Q3 2009	19.7%	$0.2	$1.2	$0.0	$0.4	$0.8	$0.0
Holcomb - Roswell, GA	Add national theater operator in 25,000 SF.	100%	Q1 2009	10.9%	$0.2	$2.1	$0.0	$1.5	$0.5	$0.0
Hoover Eleven - Warren, MI	Expanding Kroger Supermarket by 12,000 SF.	100%	Q2 2009	127.9%	$0.1	$0.1	$0.0	$0.1	$0.0	$0.0
Total On-Balance Sheet Assets				11.6%	$2.2	$19.1	$0.7	$11.0	$6.8	$0.6
Off-Balance Sheet Assets										
Paulding Pavilion - Hiram, GA	Replacing and expanding former Publix space with Sports Authority and Staples, adding 4,000 SF outlot building.	20%	Q4 2008	11.2%	$1.0	$8.7	$3.9	$4.8	$0.0	$0.0
Troy Marketplace - Troy, MI	Retenanting 97,000 SF Home Expo with LA Fitness (under construction) and additional mid-box uses, constructing new outlot building.	30%	Q4 2009	23.0%	$2.1	$9.3	$2.5	$4.1	$2.7	$0.0
Old Orchard - West Bloomfield, MI	Retenanting Farmer Jack with gourmet market and additional tenant, addition of outlot tenant, façade and structural improvements.	30%	Q3 2009	12.3%	$0.9	$7.1	$2.4	$2.8	$1.9	$0.0
Collins Pointe Plaza - Cartersville, GA	Retenanting Winn-Dixie, building additional outlot and small-shop retail space.	20%	Q3 2009	15.1%	$0.7	$4.7	$0.0	$1.9	$2.8	$0.0
Cocoa Commons - Cocoa Beach, FL	Constructing 15,000 SF of additional retail space.	30%	Q1 2009	12.4%	$0.3	$2.4	$0.1	$2.3	$0.0	$0.0
Market Plaza - Glen Ellyn, IL	Adding mid-box office supply store.	20%	Q1 2009	16.6%	$0.2	$1.4	$0.0	$1.2	$0.3	$0.0
Total Off-Balance Sheet Assets				15.6%	$5.2	$33.6	$9.0	$17.0	$7.7	$0.0
RPT Share of Total Off-Balance Sheet Assets				16.0%	$1.4	$8.6	$2.3	$4.3	$2.0	$0.0
RPT Share of Current Redevelopments				13.0%	$3.6	$27.7	$3.0	$15.3	$8.8	$0.6
Future Projects										
Lakeshore Marketplace - Norton Shores, MI	Retenant with mid-box use a portion of Elder-Beerman space. Develop new outlots.									
Rivertowne Square - Deerfield Beach, FL	Add department store.									
The Shops on Lane Avenue - Columbus, OH	Expand existing grocery to prototype size.									
Southbay - Osprey, FL	Adding free-standing drug store.									
Stonegate - Kingsport, TN	Reconfiguration of existing site.									

[1] Represents incremental change in revenue.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 12

Summary of Outstanding Debt
12/31/07

	Lender or Servicer	Percent of Total Indebtedness		Balance at 12/31/2007	Stated Interest Rate	Maturity Date	Months To Maturity
Fixed Rate Debt							
Plaza at Delray	Wachovia	6.26%	$	43,250,000	5.0000%	Aug-08	7
West Oaks II/Spring Meadows	Travelers Insurance	3.56%		24,601,816	7.0500%	Dec-09	23
Promenade at Pleasant Hill	Principal Life	1.92%		13,267,539	8.0900%	Sep-10	33
Publix at River Crossing	Jackson National Life Ins Co.	0.50%		3,459,404	6.6700%	Oct-10	34
Unsecured Term Loan Facility *	KeyBank, as agent	11.58%		80,000,000	6.4057%	Dec-10	36
Madison Shopping Center	LaSalle Bank N.A.	1.40%		9,645,529	7.5080%	May-11	41
Lakeshore Marketplace	Wells Fargo/Midland	2.17%		15,010,904	7.6470%	Aug-11	44
Sunshine Plaza Shopping Center	Nationwide Life	1.70%		11,724,417	7.3500%	May-12	53
Coral Creek	KeyBank	1.40%		9,639,547	6.7800%	Jul-12	55
The Crossroads at Royal Palm	L.J. Melody & Co./Salomon	1.67%		11,511,157	6.5000%	Aug-12	56
Centre at Woodstock	Wachovia	0.71%		4,905,102	6.9100%	Jul-13	67
East Town Plaza	Citigroup Global Markets	1.64%		11,334,449	5.4500%	Jul-13	67
Kentwood Towne Center	Nationwide Life	1.40%		9,667,250	5.7400%	Jul-13	67
Lantana Plaza Shopping Center	Key Bank	1.48%		10,224,542	4.7600%	Aug-13	68
Auburn Hills	Citigroup Global Markets	1.08%		7,469,638	5.3800%	May-14	77
Crossroads Shopping Center	Citigroup Global Markets	3.76%		25,987,760	5.3800%	May-14	77
Jackson West	KeyBank	2.49%		17,180,000	5.2000%	Nov-15	95
West Oaks I	KeyBank	3.95%		27,300,000	5.2000%	Nov-15	95
New Towne Plaza	Deutsche Bank	2.87%		19,800,000	5.0910%	Dec-15	96
Hoover Eleven	Canada Life/GMAC	0.98%		6,756,362	7.6250%	Feb-16	98
River City Marketplace	JPMorgan Chase Bank, N.A.	15.92%		110,000,000	5.4355%	Apr-17	113
Hoover Eleven	Canada Life/GMAC	0.35%		2,405,438	7.2000%	May-18	126
Junior Subordinated Note **	The Bank of New York Trust Company	4.07%		28,125,000	7.8700%	Jan-38	366
Subtotal Fixed Rate Debt		**72.85%**	**$**	**503,265,855**	**6.0527%**		82
				-			-
Variable Rate Mortgages				-			-
Beacon Square	Huntington Bank	1.22%	$	8,458,065	6.9538%	Nov-08	10
Secured Term Loan	KeyBank	5.79%		40,000,000	6.7300%	Dec-08	11
Gaines Marketplace	Huntington Bank	1.14%		7,877,635	6.7250%	Mar-09	14
Subtotal Variable Rate Mortgages		8.16%	$	56,335,699	6.7629%		11
Variable Rate Unsecured Facility				-			-
Unsecured Revolving Credit Facility	KeyBank, as agent	16.10%	$	111,200,000	6.3622%	Dec-08	12
Unsecured Term Loan Facility	KeyBank, as agent	2.90%		20,000,000	6.5431%	Dec-10	36
Subtotal Variable Rate Unsecured Facilities		18.99%	$	131,200,000	6.3898%		
Subtotal Variable Rate Debt		**27.15%**	**$**	**187,535,699**	**6.5019%**		14
Total debt		**100.00%**	**$**	**690,801,554**	**6.1746%**		64

*** Effectively converted to fixed rate through swap agreements.**

**** Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.**

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 13

Loan Maturities Split between Scheduled Amortization and Scheduled Maturities
12/31/07

Year	Scheduled Amortization Payments	Scheduled Maturities	Total Scheduled Maturities	Percentage of Debt Maturing	Cumulative Percentage of Debt Maturing
2008	$ 4,612,714	$ 202,908,065	$ 207,520,779	30.04%	30.04%
2009	4,776,470	30,464,670	35,241,139	5.10%	35.14%
2010	4,013,811	115,709,220	119,723,032	17.33%	52.47%
2011	4,599,918	23,332,219	27,932,137	4.04%	56.52%
2012	4,130,892	29,879,687	34,010,579	4.92%	61.44%
2013	3,363,353	30,121,368	33,484,721	4.85%	66.29%
2014	2,505,331	29,676,361	32,181,691	4.66%	70.95%
2015	2,323,334	59,457,889	61,781,223	8.94%	79.89%
2016	382,038	-	382,038	0.06%	79.94%
2017	310,621	110,000,000	110,310,621	15.97%	95.91%
2018 +	108,593	28,125,000	28,233,593	4.09%	100.00%
Totals	**$ 31,127,076**	**$ 659,674,478**	**$ 690,801,554**		

Note: Scheduled maturities in 2008 includes $111,200,000 which represents the balance of the Unsecured Revolving Credit Facility drawn as of December 31, 2007 due at maturity in December 2008, and scheduled maturities in 2010 includes $100,000,000 which represents the balance of the Unsecured Term Loan Facility due at maturity in December 2010. The Unsecured Revolving Credit Facility can be extended to December 2010.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 14

Market Capitalization Information 12/31/07  Debt:  Shares  Dollars  Percentage   Fixed Rate Debt  $  503,265,855  43.84%   Variable Rate Debt  $  187,535,699  16.34%   Total Debt  $  690,801,554  60.18%   Equity:  Market price   Common Shares and Equivalents   REIT Shares  $  21.37  86.35%  18,469,456  $  394,692,275  34.38%   OP Units  13.65%  2,918,809  $  62,374,948  5.43%   Total Common Shares and Equivalents  100.00%  21,388,265  $  457,067,223  39.82%   Total Market Capitalization  $  1,147,868,777  100.00%    Common Stock Performance - 1/1/07 through 12/31/07 Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT)  Q4 2007 Page 15

Operating
Property Summary
As of December 31, 2007

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
Operating:															
Florida															
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	33		42,112	42,112	67,200	109,312	109,312	88,912	81.3%	$ 1,289,794	$ 14.51	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22		61,166	61,166	62,444	123,610	123,610	118,960	96.2%	$ 1,245,439	$ 10.47	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	14	32,680	102,027	134,707	32,680	167,387	134,707	132,794	98.6%	$ 834,339	$ 6.28	Goodwill [3], Save-A-Lot, Bealls
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	32		35,768	35,768	70,105	105,873	105,873	83,323	78.7%	$ 918,159	$ 11.02	Linens 'n Things
Plaza at Delray	Delray Beach, FL	100%	1979/2004/NA	48		193,967	193,967	137,529	331,496	331,496	313,145	94.5%	$ 4,654,856	$ 14.86	Books A Million, Linens 'n Things, Marshalls, Publix, Regal Cinemas, Staples
Publix at River Crossing	New Port Richey, FL	100%	1998/2003/NA	16		37,888	37,888	24,150	62,038	62,038	60,638	97.7%	$ 705,723	$ 11.64	Publix
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	63	342,501	282,087	624,588	204,749	829,337	486,836	463,054	95.1%	$ 7,236,766	$ 15.63	Wal-Mart [3], Lowe's[3], Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PetSmart, Ross Dress For Less, Wallace Theaters
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	22		70,948	70,948	65,699	136,647	136,647	130,347	95.4%	$ 1,219,813	$ 9.36	Winn-Dixie, Office Depot
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	19		31,700	31,700	64,875	96,575	96,575	71,468	74.0%	$ 539,835	$ 7.55	Bealls Coastal Home
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35		42,112	42,112	77,980	120,092	120,092	115,382	96.1%	$ 1,721,498	$ 14.92	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24		125,141	125,141	61,355	186,496	186,496	172,195	92.3%	$ 998,680	$ 5.80	Kash 'N Karry Food Store, Wal-Mart
Total/Weighted Average				328	375,181	1,024,916	1,400,097	868,766	2,268,863	1,893,682	1,750,218	92.4%	$ 21,364,904	$ 12.21	
Georgia															
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14		51,420	51,420	35,328	86,748	86,748	75,960	87.6%	$ 887,266	$ 11.68	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15		138,915	138,915	31,560	170,475	170,475	170,475	100.0%	$ 960,500	$ 5.63	Burlington Coat Factory, Hobby Lobby
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22		47,955	47,955	49,046	97,001	97,001	87,686	90.4%	$ 1,013,052	$ 11.55	Publix [4] (subleased to a + Market)
Mays Crossing	Stockbridge, GA	100%	1984/1997/NA	20		100,244	100,244	37,040	137,284	137,284	128,384	93.5%	$ 769,675	$ 6.00	ApplianceSmart Factory Outlet, Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	36		199,555	199,555	95,000	294,555	294,555	267,136	90.7%	$ 2,080,549	$ 7.79	Farmers Home Furniture, Old Time Pottery, Publix
Total/Weighted Average				107	-	538,089	538,089	247,974	786,063	786,063	729,641	92.8%	$ 5,711,043	$ 7.83	
Michigan															
Auburn Mile	Auburn Hills, MI	100%	2000/1999/NA	7	533,659	64,298	597,957	26,238	624,195	90,536	90,536	100.0%	$ 932,058	$ 10.29	Best Buy [3], Target [3], Meijer [3], Costco [3], Jo-Ann etc, Staples
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	12	103,316	-	103,316	42,981	146,297	42,981	42,981	100.0%	$ 727,193	$ 16.92	Home Depot [3]
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	112,000	65,735	177,735	69,595	247,330	135,330	109,030	80.6%	$ 1,100,945	$ 10.10	OfficeMax, Sports Authority, Target [3]
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	10		55,175	55,175	69,771	124,946	124,946	99,281	79.5%	$ 1,550,740	$ 15.62	Office Depot, DSW Shoe Warehouse
Clinton Valley	Sterling Heights, MI	100%	1985/1996/NA	12		50,262	50,262	51,149	101,411	101,411	79,196	78.1%	$ 643,549	$ 8.13	Big Lots
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	117,777	117,972	235,749	51,704	287,453	169,676	161,459	95.2%	$ 1,681,011	$ 10.41	Farmer Jack (A&P) [4], Office Depot, Target [3], TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	16	209,272	23,524	232,796	62,233	295,029	85,757	79,993	93.3%	$ 853,063	$ 10.66	OfficeMax, Sam's Club [3], Target [3]
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	22	175,830	56,586	232,416	80,922	313,338	137,508	111,208	80.9%	$ 1,770,702	$ 15.92	Best Buy, Target [3], Burlington Coat Factory [3]
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8		52,784	52,784	23,915	76,699	76,699	71,735	93.5%	$ 431,935	$ 6.02	Oakridge Market, Rite-Aid
Gaines Marketplace	Gaines Twp., MI	100%	2005/2004/NA	15		351,981	351,981	40,188	392,169	392,169	387,669	98.9%	$ 1,640,615	$ 4.23	Meijer, Staples, Target
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	65	254,242	222,468	476,710	177,799	654,509	400,267	382,005	95.4%	$ 3,570,104	$ 9.35	Kohl's, Sears [3], Target [3] TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5		194,484	194,484	15,837	210,321	210,321	210,321	100.0%	$ 1,617,282	$ 7.69	Circuit City, Lowe's, Michaels, OfficeMax
Kentwood Towne Centre [6]	Kentwood, MI	77.88%	1988/1996//NA	18	101,909	122,390	224,299	61,265	285,564	183,655	166,263	90.5%	$ 1,256,032	$ 7.55	Hobby Lobby, OfficeMax, Rooms Today [3]
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9		114,574	114,574	14,878	129,452	129,452	125,932	97.3%	$ 545,539	$ 4.33	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	126,842	258,638	385,480	89,015	474,495	347,653	341,959	98.4%	$ 2,772,149	$ 8.11	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, TJ Maxx, Toys "R" Us, Target [3]
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20		90,831	90,831	43,032	133,863	133,863	123,259	92.1%	$ 1,272,323	$ 10.32	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	15		167,830	167,830	59,258	227,088	227,088	215,039	94.7%	$ 1,412,495	$ 6.57	Dunham's, Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	15		126,425	126,425	59,943	186,368	186,368	186,368	100.0%	$ 1,817,567	$ 9.75	Kohl's, Jo-Ann etc
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9		206,747	206,747	40,221	246,968	246,968	246,968	100.0%	$ 1,643,778	$ 6.66	Marshalls, Wal-Mart, Office Depot
Shoppes at Fairlane Meadows/Dearborn	Dearborn, MI	100%	2007/NA/NA	4		-	-	13,197	13,197	13,197	13,197	100.0%	$ 316,736	$ 24.00	No Anchor
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14		128,340	128,340	37,660	166,000	166,000	165,100	99.5%	$ 1,367,076	$ 8.28	Burlington Coat Factory, Marshalls, Staples
Taylor Plaza	Taylor, MI	100%	1970/1996/2006	1		102,513	102,513	-	102,513	102,513	102,513	100.0%	$ 439,992	$ 4.29	Home Depot
Tel-Twelve	Southfield, MI	100%	1968/1996/2003	21		479,869	479,869	43,542	523,411	523,411	523,411	100.0%	$ 5,462,806	$ 10.44	Meijer, Lowe's, Office Depot, Best Buy, DSW Shoe Warehouse, Michaels, PetSmart
West Oaks I	Novi, MI	100%	1979/1996/2004	8		215,251	215,251	30,616	245,867	245,867	245,867	100.0%	$ 2,640,808	$ 10.74	Circuit City, OfficeMax, DSW Shoe Warehouse, Home Goods, Michaels, Gander Mountain
West Oaks II	Novi, MI	100%	1986/1996/2000	30	221,140	90,753	311,893	77,201	389,094	167,954	164,638	98.0%	$ 2,765,414	$ 16.80	Value City Furniture [3], Bed Bath & Beyond [3], Marshalls, Toys "R" Us [3], Petco [3], Kohl's [3], Jo-Ann etc
Total/Weighted Average				387	1,955,987	3,359,430	5,315,417	1,282,160	6,597,577	4,641,590	4,445,928	95.8%	$ 40,231,914	$ 9.05	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 16

Operating
Property Summary
As of December 31, 2007

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Total Shopping Center GLA: Anchors: Company Owned	Total Shopping Center GLA: Total Anchor GLA	Total Shopping Center GLA: Non-Anchor GLA	Total Shopping Center GLA: Total	Company Owned GLA: Total	Company Owned GLA: Leased	Company Owned GLA: Occupancy	Annualized Base Rent: Total	Annualized Base Rent: PSF	Anchors [2]
North Carolina															
Ridgeview Crossing	Elkin, NC	100%	1989/1997/1995	20		168,659	168,659	42,865	211,524	211,524	206,449	97.6%	$ 1,151,664	$ 5.58	Belk Department Store, Ingles Market, Wal-Mart
Total/Weighted Average				20	-	168,659	168,659	42,865	211,524	211,524	206,449	97.6%	$ 1,151,664	$ 5.58	
Ohio															
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	126,200	255,091	381,291	99,054	480,345	354,145	349,245	98.6%	$ 3,462,708	$ 9.91	Home Depot, Target [3], Giant Eagle, Michaels, Linens 'n Things
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1		22,930	22,930	-	22,930	22,930	22,930	100.0%	$ 265,988	$ 11.60	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	4		41,077	41,077	3,200	44,277	44,277	44,277	100.0%	$ 552,727	$ 12.48	PetSmart, Office Depot
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	384,770	110,691	495,461	101,126	596,587	211,817	202,955	95.8%	$ 2,245,396	$ 11.06	Dick's Sporting Goods [3], Best Buy [3], Kroger [3], Target [3], TJ Maxx, OfficeMax, PetSmart, Sam's Club [3], Ashley Furniture
Troy Towne Center	Troy, OH	100%	1990/1996/2003	17	90,921	107,584	198,505	37,026	235,531	144,610	118,670	82.1%	$ 754,728	$ 6.36	Wal-Mart[3], Kohl's
Total/Weighted Average				72	601,891	537,373	1,139,264	240,406	1,379,670	777,779	738,077	94.9%	$ 7,281,547	$ 9.87	
South Carolina															
Taylors Square	Taylors, SC	100%	1989/1997/2005	14		207,454	207,454	33,777	241,231	241,231	238,475	98.9%	$ 1,424,758	$ 5.97	Wal-Mart
Total/Weighted Average				14	-	207,454	207,454	33,777	241,231	241,231	238,475	98.9%	$ 1,424,758	$ 5.97	
Tennessee															
Highland Square	Crossville, TN	100%	1988/1997/2005	20		130,373	130,373	35,620	165,993	165,993	131,495	79.2%	$ 833,428	$ 6.34	Kroger, Tractor Supply, Peebles
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	11		273,535	273,535	29,933	303,468	303,468	303,468	100.0%	$ 1,799,754	$ 5.93	Wal-Mart, Ross Dress for Less, Gregg Appliances
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2		23,500	23,500	4,674	28,174	28,174	28,174	100.0%	$ 282,814	$ 10.04	OfficeMax
Total/Weighted Average				33	-	427,408	427,408	70,227	497,635	497,635	463,137	93.1%	$ 2,915,996	$ 6.30	
Wisconsin															
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,773,919	$ 9.56	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us [3], Shopko [3]
Total/Weighted Average				18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,773,919	$ 9.56	
Operating Total/Weighted Average				979	3,066,054	6,408,014	9,474,068	2,850,449	12,324,517	9,258,463	8,757,476	94.6%	$ 81,855,744	$ 9.35	
Joint Ventures:															
Florida															
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22		94,500	94,500	64,185	158,685	158,685	152,706	96.2%	$ 1,668,964	$ 10.93	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	184,600	67,000	251,600	48,586	300,186	115,586	115,586	100.0%	$ 1,466,466	$ 12.69	Jo-Ann, Marshalls,Target [3]
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	48		116,469	116,469	129,911	246,380	246,380	210,816	85.6%	$ 2,604,739	$ 12.36	David Morgan Fine Arts[5], Office Depot, Winn-Dixie
Martin Square	Stuart, FL	30%	1981/2005/NA	14		291,432	291,432	39,673	331,105	331,105	331,105	100.0%	$ 2,148,000	$ 6.49	Home Depot, Howards Interiors, Kmart, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	56		159,147	159,147	113,719	272,866	272,866	265,360	97.2%	$ 4,879,890	$ 18.39	Albertsons, LA Fitness Sports Club, OfficeMax, Toys"R" Us
Shenandoah Square	Davie, FL	40%	1989/2001/NA	44		42,112	42,112	81,500	123,612	123,612	116,832	94.5%	$ 1,888,324	$ 16.16	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	123,400	122,441	245,841	66,447	312,288	188,888	188,888	100.0%	$ 2,189,871	$ 11.59	Michaels, Ashley Furniture, Target [3], Linens 'n Things
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3		92,979	92,979	-	92,979	92,979	92,979	100.0%	$ 1,154,920	$ 12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	39		42,112	42,112	113,640	155,752	155,752	150,152	96.4%	$ 1,989,478	$ 13.25	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	27		64,504	64,504	76,088	140,592	140,592	130,380	92.7%	$ 1,483,263	$ 11.38	Circuit City, Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	9		87,072	87,072	22,689	109,761	109,761	109,761	100.0%	$ 1,422,812	$ 12.96	Bed Bath & Beyond, Circuit City, Michaels
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19		81,801	81,801	74,435	156,236	156,236	156,236	100.0%	$ 1,600,307	$ 10.24	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total/Weighted Average				320	308,000	1,261,569	1,569,569	830,873	2,400,442	2,092,442	2,020,801	96.6%	$ 24,497,034	$ 12.12	
Georgia															
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	35		85,772	85,772	63,461	149,233	149,233	123,633	82.8%	$ 1,488,383	$ 12.04	Kroger, Outrageous Bargains
Total/Weighted Average				35	-	85,772	85,772	63,461	149,233	149,233	123,633	82.8%	$ 1,488,383	$ 12.04	
Indiana															
Merchants' Square	Carmel, IN	20%	1970/2004/NA	48	80,000	69,504	149,504	209,658	359,162	279,162	264,538	94.8%	$ 3,263,695	$ 12.34	Marsh [3], Cost Plus, Hobby Lobby
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25	123,800	58,144	181,944	82,322	264,266	140,466	130,147	92.7%	$ 1,769,528	$ 13.60	Target [3], Marshalls, Wild Oats
Total/Weighted Average				73	203,800	127,648	331,448	291,980	623,428	419,628	394,685	94.1%	$ 5,033,223	$ 12.75	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 17

Operating
Property Summary
As of December 31, 2007

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
Maryland															
Crofton Centre	Crofton, MD	20%	1974/1996/NA	18		176,376	176,376	75,135	251,511	251,511	251,511	100.0%	$ 1,812,563	$ 7.21	Shoppers Food Warehouse, Kmart, Leather Expo
Total/Weighted Average				18	-	176,376	176,376	75,135	251,511	251,511	251,511	100.0%	$ 1,812,563	$ 7.21	
Michigan															
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15		122,406	122,406	43,138	165,544	165,544	153,160	92.5%	$ 1,358,440	$ 8.87	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	36		194,236	194,236	163,066	357,302	357,302	344,315	96.4%	$ 6,218,641	$ 18.06	Bed Bath & Beyond, Borders, Loehmann's, Marshalls, TJ Maxx
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	352,641	241,850	594,491	33,700	628,191	275,550	269,550	97.8%	$ 3,517,224	$ 13.05	Home Depot, Linens 'n Things, Marshalls, Michaels, PetSmart, Costco [3], Meijer [3]
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11		-	-	19,410	19,410	19,410	15,810	81.5%	$ 250,073	$ 15.82	No Anchor
West Acres Commons	Flint, MI	40%	1998/2001/NA	14		59,889	59,889	35,200	95,089	95,089	92,489	97.3%	$ 1,177,733	$ 12.73	VG's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	16		224,356	224,356	89,309	313,665	313,665	293,146	93.5%	$ 4,263,311	$ 14.54	Borders, Dick's Sporting Goods, Linens 'n Things, Marshalls, Michaels, PetSmart
Total/Weighted Average				106	352,641	842,737	1,195,378	383,823	1,579,201	1,226,560	1,168,470	95.3%	$ 16,785,422	$ 14.37	
New Jersey															
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	42		81,760	81,760	142,393	224,153	224,153	213,931	95.4%	$ 3,181,482	$ 14.87	Shop-Rite Supermarket, Staples
Total/Weighted Average				42	-	81,760	81,760	142,393	224,153	224,153	213,931	95.4%	$ 3,181,482	$ 14.87	
Ohio															
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	42		120,098	120,098	133,232	253,330	253,330	223,158	88.1%	$ 2,436,169	$ 10.92	Eurolife Furniture, Marshalls, MicroCenter, Stitching Post
Shops on Lane	Upper Arlington, OH	20%	1952/2007/2004	47		46,574	46,574	130,614	177,188	177,188	145,557	82.1%	$ 2,909,543	$ 19.99	Bed Bath & Beyond, Wild Oats Market
Total/Weighted Average				89	-	166,672	166,672	263,846	430,518	430,518	368,715	85.6%	$ 5,345,712	$ 14.50	
JV Total/Weighted Average				683	864,441	2,742,534	3,606,975	2,051,511	5,658,486	4,794,045	4,541,746	94.7%	$ 58,143,819	$ 12.80	
Operating Under Redevelopment:															
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28		146,409	146,409	89,317	235,726	235,726	222,912	94.6%	$ 1,952,160	$ 8.76	Publix, Old Time Pottery
Holcomb Center	Roswell, GA	100%	1986/1996/NA	23		39,668	39,668	67,385	107,053	107,053	28,105	26.3%	$ 317,643	$ 11.30	
Hoover Eleven	Warren, MI	100%	1989/2003/NA	53		138,361	138,361	149,652	288,013	288,013	259,481	90.1%	$ 2,960,163	$ 11.41	Kroger, Marshalls, OfficeMax, TJ Maxx
Oak Brook Square	Flint, MI	100%	1982/1996/NA	22		57,160	57,160	83,057	140,217	140,217	82,019	58.5%	$ 860,451	$ 10.49	TJ Maxx
Aquia Towne Center	Stafford, VA	100%	1989/2006/NA	32		97,300	97,300	120,845	218,145	218,145	192,445	88.2%	$ 2,136,523	$ 11.10	Big Lots, Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	31		165,414	165,414	127,981	293,395	293,395	257,684	87.8%	$ 1,747,574	$ 6.78	Kmart, Dollar Tree, Big Lots, Office Depot
Total/Weighted Average				189	-	644,312	644,312	638,237	1,282,549	1,282,549	1,042,646	81.3%	$ 9,974,515	$ 9.57	
Joint Venture Under Redevelopment:															
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	15		51,420	51,420	23,700	75,120	75,120	75,120	100.0%	$ 865,150	$ 11.52	Publix
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	17		46,358	46,358	34,684	81,042	81,042	25,500	31.5%	$ 330,365	$ 12.96	
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	8		47,955	47,955	17,087	65,042	65,042	36,327	55.9%	$ 545,885	$ 15.03	Staples
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	37		46,230	46,230	116,475	162,705	162,705	131,293	80.7%	$ 1,906,020	$ 14.52	Jewell Osco
Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	20		54,119	54,119	40,244	94,363	94,363	34,894	37.0%	$ 728,959	$ 20.89	
Troy Marketplace	Troy, MI	30%	2000/2005/NA	11	20,600	192,421	213,021	23,813	236,834	216,234	113,496	52.5%	$ 2,225,598	$ 19.61	Linens 'n Things, Nordstom Rack, PetSmart, REI [3]
Total/Weighted Average				108	20,600	438,503	459,103	256,003	715,106	694,506	416,630	60.0%	$ 6,601,977	$ 15.85	
PORTFOLIO TOTAL/WEIGHTED AVERAGE				1959	3,951,095	10,233,363	14,184,458	5,796,200	19,980,658	16,029,563	14,758,498	92.1%	$ 156,576,055	$ 10.61	

[1] Represents year constructed/acquired/year of latest renovation or expansion by either the Company or the former Ramco Group, as applicable.
[2] We define anchor tenants as single tenants which lease 19,000 square feet or more at a property.
[3] Non-Company owned anchor space
[4] Tenant closed - lease obligated
[5] Tenant lease expired 4/30/07, remains in occupancy as month to month tenant.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 18

[1] Figures shown represent annualized base rents [2] Figures shown represent occupied Gross Leasable Area  Supplemental Financial and Operating Statistics Q4 2007 Ramco-Gershenson Properties Trust  (RPT) Page 19

Major Tenants* as of 12/31/2007

				Annualized Base Rent in Place at 12/31/07		
Lease Name	Number of Leases	Leased GLA as of 12/31/07 (Sq.Ft.)	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent/Square Foot	% of Base Rental Revenue as of 12/31/07
T.J. Maxx/Marshalls	19	611,155	3.81%	$5,599,852	$9.16	3.58%
Publix	12	574,794	3.59%	4,534,891	7.89	2.90%
Home Depot	4	487,203	3.04%	3,259,492	6.69	2.08%
Wal-Mart	5	746,332	4.66%	3,232,787	4.33	2.06%
OfficeMax	12	273,720	1.71%	3,156,039	11.53	2.02%
Linens 'n Things	7	238,067	1.49%	3,013,200	12.66	1.92%
Kmart	6	606,720	3.79%	2,717,603	4.48	1.74%
Jo-Ann	7	230,976	1.44%	2,480,777	10.74	1.58%
	72	3,768,967	23.51%	$27,994,641	$7.43	17.88%

* Tenants which individually account for 1.5% or more of annualized base rent.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2007
Page 20

Summary of Expiring GLA

All Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
				Annualized Base Rent in Place at 12/31/07		
2007 [1]	62	171,708	1.16%	$2,272,492	1.45%	$13.23
2008	200	1,045,537	7.08%	11,511,688	7.35%	11.01
2009	312	1,725,359	11.69%	19,044,167	12.16%	11.04
2010	254	1,382,886	9.37%	16,298,246	10.41%	11.79
2011	251	1,248,291	8.46%	16,524,150	10.55%	13.24
2012	207	1,404,626	9.52%	16,037,334	10.24%	11.42
2013	98	1,141,590	7.74%	12,130,372	7.75%	10.63
2014	46	783,904	5.31%	6,565,518	4.19%	8.38
2015	37	631,841	4.28%	6,910,933	4.41%	10.94
2016	75	1,546,226	10.48%	16,304,395	10.41%	10.54
2017+	112	3,676,530	24.91%	32,976,760	21.06%	8.97
Total	1654	14,758,498	100.00%	$156,576,055	100.00%	$10.61

All Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2007 [1]	1	23,628	0.24%	$219,740	0.28%	$9.30
2008	16	542,303	5.50%	4,246,692	5.45%	7.83
2009	23	897,566	9.11%	6,450,859	8.28%	7.19
2010	17	631,404	6.41%	4,750,553	6.10%	7.52
2011	12	421,307	4.27%	3,269,115	4.20%	7.76
2012	17	748,912	7.60%	4,820,377	6.19%	6.44
2013	21	832,759	8.45%	7,042,329	9.04%	8.46
2014	11	623,951	6.33%	3,537,230	4.54%	5.67
2015	14	521,034	5.29%	4,936,829	6.34%	9.48
2016	30	1,266,853	12.85%	11,249,111	14.44%	8.88
2017+	54	3,347,225	33.96%	27,365,466	35.12%	8.18
Total	216	9,856,942	100.00%	$77,888,301	100.00%	$7.90

All Non-Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2007 [1]	61	148,080	3.02%	$2,052,752	2.61%	$13.86
2008	184	503,234	10.27%	7,264,996	9.23%	14.44
2009	289	827,793	16.89%	12,593,308	16.00%	15.21
2010	237	751,482	15.33%	11,547,693	14.68%	15.37
2011	239	826,984	16.87%	13,255,035	16.85%	16.03
2012	190	655,714	13.38%	11,216,957	14.26%	17.11
2013	77	308,831	6.30%	5,088,043	6.47%	16.48
2014	35	159,953	3.26%	3,028,288	3.85%	18.93
2015	23	110,807	2.26%	1,974,104	2.51%	17.82
2016	45	279,373	5.70%	5,055,284	6.42%	18.10
2017+	58	329,305	6.74%	5,611,294	7.13%	17.04
Total	1438	4,901,556	100.00%	$78,687,754	100.00%	$16.05

[1] Includes Month to Month Leases.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2007
Page 21

Joint Ventures
Contribution to Funds from Operations
(in thousands)

For Three Months Ended December 31, 2007

	Ramco/Lion Venture LP	Ramco 450 Venture LLC	Ramco 191 Venture LLC	Ramco HHF KL LLC	Ramco HHF NP LLC	Ramco Highland Disp LLC	Ramco Jacksonville LLC	Ramco Jacksonville North Industrial LLC	S-12 Associates	Ramco/ West Acres LLC	Ramco/ Shenandoah LLC	
	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City Marketplace Jacksonville, FL [1]	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 12,235	$ 4,203	$ 242	$ 1,191	$ 603	$ 38	$ -	$ -	$ 80	$ 378	$ 880	$ 5,236
Operating expense	3,888	1,253	104	278	176	-	-	-	18	94	245	$ 1,614
Depreciation and amortization	3,134	1,495	99	300	170	-	-	2	11	69	136	$ 1,379
Interest expense	3,345	1,796	79	-	-	-	-	-	16	184	229	$ 1,552
Total expenses	10,367	4,544	281	579	346	-	-	2	46	347	610	4,546
Net income	$ 1,869	$ (341)	$ (40)	$ 613	$ 257	$ 38	$ -	$ (2)	$ 34	$ 31	$ 269	$ 690
Ramco ownership interest	30%	20%	20%	7%	7%	20%		5%	50%	40%	40%	
Ramco's share of net income	$ 561	$ (68)	$ (8)	$ 43	$ 18	$ 8	$ -	$ (0)	$ 17	$ 12	$ 108	$ 690
Add: depreciation expense	879	266	18	21	12	-	-	-	5	27	47	1,276
Funds from operations contributed by joint ventures	$ 1,439	$ 198	$ 10	$ 64	$ 30	$ 8	$ -	$ (0)	$ 22	$ 40	$ 155	$ 1,966

For Twelve Months Ended December 31, 2007

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City Marketplace Jacksonville, FL [1]	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 46,674	$ 12,943	$ 581	$ 2,479	$ 909	$ 53	$ 1,681	$ -	$ 324	$ 1,643	$ 3,158	$ 19,373
Operating expense	14,042	3,733	266	601	252	-	443	-	89	515	1,042	$ 5,828
Depreciation and amortization	11,888	4,357	258	687	245	-	817	2	43	281	546	$ 5,071
Interest expense	13,102	5,377	164	-		-	1,231	-	69	733	914	$ 5,978
Total expenses	39,033	13,467	688	1,288	497	-	2,491	2	201	1,529	2,502	16,877
Net income	$ 7,641	$ (524)	$ (108)	$ 1,192	$ 412	$ 53	$ (810)	$ (2)	$ 122	$ 114	$ 656	$ 2,496
Ramco ownership interest	30%	20%	20%	7%	7%	20%	20%	5%	50%	40%	40%	
Ramco's share of net income	$ 2,292	$ (105)	$ (22)	$ 83	$ 29	$ 11	$ (162)	$ (0)	$ 61	$ 46	$ 262	$ 2,496
Add: depreciation expense	3,414	802	49	48	17	-	156	-	22	112	188	4,807
Funds from operations contributed by joint ventures	$ 5,707	$ 697	$ 27	$ 131	$ 46	$ 11	$ (6)	$ (0)	$ 83	$ 158	$ 451	$ 7,304

[1] On 4/20/07, Ramco-Gershenson purchased the 80% membership interest in Ramco Jacksonville LLC which was previously owned by our joint venture partner.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 22

Joint Ventures
Combining Balance Sheets
as of December 31, 2007
(in thousands)

	Ramco/Lion Venture LP Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Ramco HHF NP LLC Indianapolis, IN	Ramco Highland Disp LLC Hartland Towne Square Hartland, MI	Ramco Jacksonville North Industrial LLC River City North Ind Jacksonville, FL	S-12 Associates Southfield Plaza Expansion Southfield, MI	Ramco/ West Acres LLC West Acres Commons Flint, MI	Ramco/ Shenandoah LLC Shenandoah Square Davie, FL	Ramco Equity Investment
ASSETS											
Investment in real estate											
Land	$ 77,083	$ 38,667	$ 2,879	$ 7,598	$ 4,021	$ 6,766	$ 1,127	$ 50	$ 1,118	$ 1,653	
Buildings and improvements	451,039	222,125	12,739	44,464	23,520	-	-	446	10,121	14,976	
Construction in progress	2,677	52	3,067	11	-	736	29	-	-	-	
Intangible assets, net	16,236	6,372	443	1,727	590	486	34	46	49	319	
	547,034	267,215	19,128	53,799	28,132	7,989	1,189	541	11,288	16,948	
Less: accumulated depreciation	(23,842)	(3,193)	(226)	(604)	(221)	-	-	(130)	(1,602)	(2,338)	
Investments in real estate, net	523,192	264,022	18,902	53,195	27,910	7,989	1,189	411	9,686	14,610	
Cash and cash equivalents	8,791	8,726	(38)	585	245	20	4	200	371	556	
Accounts receivable, net	7,601	922	94	46	58	7,417	-	31	51	758	
Other assets, net	24,706	387	69	31	-	2,501	-	21	124	528	
Total Assets	$ 564,291	$ 274,057	$ 19,028	$ 53,857	$ 28,213	$ 17,926	$ 1,193	$ 663	$ 10,232	$ 16,452	
LIABILITIES AND SHAREHOLDERS' EQUITY											
Mortgages and notes payable	$ 271,341	$ 163,236	$ 4,675	$ -	$ -	$ 10,497	$ 628	$ 995	$ 8,819	$ 12,211	
Accounts payable and accrued expenses	38,280	3,485	266	538	159	4,289	20	249	116	216	
	309,621	166,721	4,941	538	159	14,786	648	1,244	8,935	12,427	
ACCUMULATED EQUITY (DEFICIT)	254,670	107,336	14,087	53,319	28,055	3,141	545	(581)	1,298	4,025	
Total Liabilities and Accumulated Equity	$ 564,291	$ 274,057	$ 19,028	$ 53,857	$ 28,213	$ 17,926	$ 1,193	$ 663	$ 10,232	$ 16,452	
EQUITY INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES											
Company's Equity Investments in Unconsolidated Entities	$ 71,602	$ 11,418	$ 3,208	$ 2,958	$ 2,004	$ 628	$ 6	$ 868	$ 478	$ 1,569	$ 94,738
Advances to Unconsolidated Entities	23,249										23,249
Total Equity Investments in and Advances to Unconsolidated Entities	$ 94,851	$ 11,418	$ 3,208	$ 2,958	$ 2,004	$ 628	$ 6	$ 868	$ 478	$ 1,569	$ 117,987

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 23

Summary of Joint Venture Debt
as of December 31, 2007

Entity	Property	Location	Ramco Ownership Interest	Mortgage Balance	Maturity Date	Loan Type	Interest Rate	Ramco Share of Debt
Ramco/Lion Venture								
RLV Village Plaza LP	Village Plaza	Lakeland, FL	30%	$ 9,300,000	09/15	Fixed	5.01%	$ 2,790,000
RLV West Broward LP	West Broward Shopping Center	Plantation, FL	30%	9,832,676	10/12	Fixed	6.64%	2,949,803
RLV Martin Square LP	Martin Square	Stuart, FL	30%	13,480,204	08/11	Fixed	7.44%	4,044,061
RLV Marketplace of Delray LP	Marketplace of Delray	Delray Beach, FL	30%	16,909,666	01/11	Fixed	7.88%	5,072,900
RLV Treasure Coast LP	Treasure Coast Commons	Jensen Beach, FL	30%	8,415,000	06/20	Fixed	5.54%	2,524,500
RLV Oriole Plaza LP	Village of Oriole Plaza	Delray Beach, FL	30%	11,932,721	10/10	Fixed	8.25%	3,579,816
RLV Vista Plaza LP	Vista Plaza	Jensen Beach, FL	30%	11,115,000	06/20	Fixed	5.54%	3,334,500
RLV Cypress Pointe LP	Cypress Pointe	Clearwater, FL	30%	14,500,000	11/09	Fixed	4.60%	4,350,000
Boca Mission LP	Mission Bay Plaza	Boca Raton, FL	30%	40,500,000	4/08	Fixed	4.88%	12,150,000
RLV Winchester Center LP	Winchester Center	Rochester Hills, MI	30%	29,571,744	07/13	Fixed	7.95%	8,871,523
RLV Hunter's Square LP	Hunter's Square	Farmington Hills, MI	30%	38,384,093	08/13	Fixed	8.00%	11,515,228
RLV Millennium Park LP	Millennium Park	Livonia, MI	30%	32,000,000	10/15	Fixed	5.02%	9,600,000
RLV Troy Marketplace LP	Troy Marketplace	Troy, MI	30%	21,900,000	06/16	Fixed	5.90%	6,570,000
RLV Gratiot Crossing LP	Gratiot Crossing	Chesterfield Twp., MI	30%	13,500,000	06/16	Fixed	5.90%	4,050,000
Subtotal Ramco/Lion Venture				$ 271,341,104				$ 81,402,331
Ramco 450 Venture LLC								
Crofton 450 LLC	Crofton Centre	Crofton, MD	20%	$ 17,000,000	01/17	Fixed	5.85%	$ 3,400,000
Merchants 450 LLC	Merchants' Square	Carmel, IN	20%	32,700,000	05/17	Fixed	6.04%	6,540,000
Chester Springs SC LLC	Chester Springs Shopping Center	Chester, NJ	20%	23,530,819	10/13	Fixed	5.51%	4,706,164
Ramco Peachtree Hill LLC	Peachtree Hill	Duluth, GA	20%	16,300,000	2/09	Variable	6.72% [1]	3,260,000
Lane Avenue 450 LLC	Shops on Lane	Upper Arlington, OH	20%	27,600,000	1/18	Variable	5.95% [2]	5,520,000
Olentangy Plaza 450 LLC	Olentangy Plaza	Columbus, OH	20%	21,600,000	1/18	Variable	5.88% [2]	4,320,000
Market Plaza 450 LLC	Market Plaza	Glen Ellyn, IL	20%	24,505,000	1/18	Variable	5.88% [2]	4,901,000
Subtotal Ramco 450 Venture LLC				$ 163,235,819				$ 32,647,164
S-12 Associates	Southfield Plaza Expansion	Southfield, MI	50%	$ 995,300	05/16	Fixed	6.50% [3]	$ 497,650
Ramco/West Acres LLC	West Acres Commons	Flint, MI	40%	8,819,115	04/10	Fixed	8.14%	3,527,646
Ramco/Shenandoah LLC	Shenandoah Square	Davie, FL	40%	12,211,059	02/12	Fixed	7.33%	4,884,424
Paulding Holding LLC	Paulding Pavilion	Hiram, GA	20%	4,675,000	6/10	Variable	6.84% [4]	935,000
Ramco Highland Disposition LLC	Hartland Towne Square	Hartland, MI	20%	10,497,135	2/08	Variable	6.40% [5]	2,099,427
Jacksonville North Industrial Outlot LLC		Jacksonville, FL	5%	628,000	9/08	Variable	7.10% [6]	31,400
Total Debt				$ 472,402,532				$ 126,025,042

[1] Interest is computed at 1.75% over LIBOR.
[2] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.
[3] Rate fixed until 6/1/2008, then resets per formula annually.
[4] Rate is variable based on LIBOR plus 1.60%.
[5] Rate is floating and has several components.
[6] Interest rate is based on LIBOR plus 2.25%.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2007
Page 24

INVESTOR INFORMATION  Inquiries  Ramco-Gershenson Properties Trust welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.   Please address all inquiries to our Investor Relations Department:  Dawn L. Hendershot Director of Investor Relations Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334  Phone: (248) 592-6202 FAX: (248) 592-6203  E-mail:  dhendershot@rgpt.com  Website: www.rgpt.com  Ticker: NYSE:RPT   Research Coverage  Cantor Fitzgerald   Philip Martin  312.469.7485  Deutsche Bank Securities Inc. Louis W. Taylor  Christeen Kim       203.863.2381      415.617.4221  RBC Capital Markets Richard C. Moore       216.378.7625  Stifel Nicolaus    David M. Fick      Nathan Isbee  443.224.1308 443.224.1346  Our Supplemental Financial Package is available via e-mail and is also featured on our corporate website at www.rgpt.com. If you would like to receive this document electronically each quarter, please e-mail: dhendershot@rgpt.com.  Supplemental Financial and Operating Statistics Q4 2007 Ramco-Gershenson Properties Trust (RPT) Page 25